                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 14, 2007


                               BCSB BANKCORP, INC.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


      UNITED STATES                0-24589             52-2108333
----------------------------     ------------        -----------------
(State Or Other Jurisdiction     (Commission         (IRS Employer
Of Incorporation)                File Number)        Identification No.)


 4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND           21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
        ----------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

         On February 14, 2007, the Boards of Directors of BCSB Bankcorp, Inc. (the "Company"), Baltimore County Savings Bank, F.S.B. (the "Bank") and Baltimore County Savings Bank, M.H.C. unanimously adopted a Plan of Conversion and Reorganization (the "Plan"), pursuant to which the Bank will reorganize from the mutual holding company structure to the stock holding company structure. Pursuant to the terms of the Plan, Baltimore County Saving Bank, M.H.C. will convert from the mutual form to a federal interim stock savings association and simultaneously merge with and into the Bank, with the Bank as survivor. Additionally, the Company will convert to a federal interim stock savings association and simultaneously merge with and into the Bank, with the Bank as the survivor. The Bank will form a new Maryland corporation that will acquire all of the outstanding shares of the Bank's common stock. Shares of the Company's common stock, other than those held by Baltimore County Savings Bank, M.H.C., will be converted into shares of the new Maryland corporation pursuant to an exchange ratio designed to approximate the percentage ownership interests of such persons.

         The Plan is subject to the approval of (1) the Office of Thrift Supervision; (2) at least a majority of the total number of votes eligible to be cast by members of Baltimore County Savings Bank, M.H.C.; (3) the holders of at least two-thirds of the outstanding shares of the Company's common stock; and
(4) at least a majority of outstanding shares held by holders of the Company's common stock other than Baltimore County Savings Bank, M.H.C. The new Maryland holding company will offer shares of its common stock for sales to the Bank's eligible accountholders, to the Bank's tax-qualified employee benefit plans and to members of the general public in a subscription and community offering in the manner and subject to the priorities set forth in the Plan. The highest priority will be depositors with qualifying deposits as of December 31, 2005.

         The Company's press release dated February 14, 2007 announcing the adoption of the Plan is included as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Not applicable.

        (d)     The following exhibit is filed herewith:

                Exhibit 99.1  Press Release dated February 14, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BCSB BANKCORP, INC.



Date:  February 16, 2007              By: /s/ David M. Meadows
                                          --------------------------------------
                                          David M. Meadows
                                          Executive Vice President and Secretary